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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 2, 2004
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  001-16197                           22-3537895
           (Commission File Number)   (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c)  Exhibit.

                  Exhibit No.        Title
                  -----------        -----

                  99.1               Press Release dated February 2, 2004.

The press release disclosed in this Item 7 as Exhibit 99.1 shall be considered "furnished" but not "filed" pursuant to Item 12 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended.

Item 12. Results of Operations and Financial Condition.

On February 2, 2004, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its fourth quarter of 2003, which ended December 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In addition to the financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains an efficiency ratio, which the Corporation calculates by dividing total other expense by the total of net interest income and total other income excluding security gains and losses. The Corporation believes the efficiency ratio effectively measures a company's ability to control its expenses in relation to increases and decreases in income components. The formula used is a common formula for banks, which allows for comparison to other banks, but may not be the same as that used by other companies.

The information disclosed under this Item 12, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:   February 4, 2004                By: /s/ Arthur F. Birmingham
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                                            Arthur F. Birmingham
                                            Executive Vice President and
Chief Financial Officer

                                  EXHIBIT INDEX

                  Exhibit No.        Title
                  -----------        -----

                  99.1               Press Release dated February 2, 2004.